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                                                                   EXHIBIT 10.10

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 5th day of April, 1999, by and among HEALTH CARE REIT, INC., a Delaware corporation having its chief executive office in Toledo, Ohio ("HCN") and the following Subsidiaries of HCN: PENNSYLVANIA BCC PROPERTIES, INC., HCN BCC HOLDINGS, INC., AND HCRI TEXAS PROPERTIES, LTD. (such Subsidiaries and HCN collectively referred to as the "Borrowers" and individually as a 'Borrower"), BANK UNITED, a federal savings bank organized and existing under the laws of the United States of America ("Bank United"), in its capacity as agent for the Lenders (as defined below) (in such capacity, the "Agent"), and each of the Lenders executing and delivering a signature page hereto.

                              W I T N E S S E T H:

     WHEREAS, the Borrowers, the Agent and the lenders from time to time party thereto (the "Lenders") have entered into that certain Credit Agreement dated as of February 24, 1999, (as hereby amended, and as from time to time further amended, modified, supplemented or restated, the "Agreement"), pursuant to which the Lenders have made available to the Borrowers a Revolving Credit Facility; and

     WHEREAS, the Borrower has requested that the Agreement be amended to allow for LIBOR Rate Loans having Interest Periods of two, three or six months in addition to the one month Interest Periods currently permitted; and

     WHEREAS, subject to the terms and conditions herein stated, the Agent and the Lenders are willing to allow such additional Interest Period options be made available to the Borrowers under the Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, and intending to be legally bound, the parties hereto do hereby agree as follows:

     1. Definitions. Capitalized terms used herein without definition shall have the meaning set forth in the Agreement.

     2. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

          (a) The definition of "Interest Period" in Section 1. 1 of the Agreement is amended in its entirety so that as amended it shall read as follows:

               "Interest Period" means, for each LIBOR Rate Loan, a period commencing on the date such LIBOR Rate Loan is made or Converted or Continued and ending, at the Borrowers' option, on the date one, two, three or six

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          months thereafter as notified to the Agent by the Authorized
          Representative in accordance with the terms hereof; provided that,

                    (i) if an Interest Period for a LIBOR Rate Loan would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day); and

                    (ii) any Interest Period which begins on the last Business
               Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month."

          (b) The definition of "LIBOR Base Rate" in Section 1.1 of the Agreement is amended in its entirety so that as amended it shall read as follows:

               "LIBOR Base Rate" means, with respect to any LIBOR Rate Loan, for any Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of one percent) quoted by the Reference Bank at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two (2) LIBOR Business Days prior to the first day of such Interest Period as the rate at which the Reference Bank is offered Dollar deposits in the London interbank market where the LIBOR and foreign currency and exchange operations of the Reference Bank are customarily conducted, having a term comparable to such Interest Period and in an amount comparable to the principal amount of the LIBOR Rate Loan to be made by the Lenders to which such Interest Period relates."

          (c) The second sentence of Section 3.2 of the Agreement is amended in its entirety so that as amended it shall read as follows: "Each such notice shall be effective upon receipt by the Agent, shall specify the amount of the LIBOR Rate Loan affected and the duration of the Interest Period to be applicable thereto."

          (d) The second sentence of Section 3.3, of the Agreement is amended in its entirety so that as amended it shall read as follows: "Interest on each Loan shall be paid on the earlier of (a) in the case of any Prime Rate Loan, monthly in arrears of the last Business Day of each month, commencing on March 31, 1999, until the Revolving Credit Termination Date, at which date as applicable the entire principal amount of and all accrued interest on the Loans shall be paid in full, (b) in the case of any LIBOR Rate Loan, on last day of the applicable Interest Period for such LIBOR Rate Loan and if such Interest Period extends for more than three (3) months, at intervals of three (3) months after the first day of such Interest Period, and (c) upon payment in full of the related Loan; provided, however, that if any Event of Default shall occur and be continuing, all

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     amounts outstanding hereunder shall bear interest thereafter until paid in full at the Default Rate."

          (e) Exhibit D in the form attached to the Agreement is hereby deleted and the form of Exhibit D attached hereto is substituted in lieu thereof.

          (f) Exhibit E in the form attached to the Agreement is hereby deleted and the form of Exhibit E attached hereto is substituted in lieu thereof.

     3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement, the Borrowers jointly and severally represent and warrant to the Agent and the Lenders as follows:

          (a) The representations and warranties made in Article VII of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and except that if any financial statements have been delivered by the Borrowers to the Agent and the Lenders pursuant to Section 8.1 of the Credit Agreement, the financial statements referred to in Section 7.11(a) of the Credit Agreement shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section 8.1 of the Credit Agreement;

          (b) There has been no material adverse change in the condition, financial or otherwise, of HCN and its Subsidiaries, taken as a whole, since the date of the most recent financial reports received by the Agent and the Lenders under Section 7.11(a) or Section 8.1(a) of the Credit Agreement, as applicable, other than changes in the ordinary course of business;

          (c) The business and properties of HCN and its Subsidiaries, taken as a whole, are not, and since the date of the most recent financial reports received by the Agent and the Lenders under Section 7.11(a) or Section 8.1(a) of the Credit Agreement as applicable, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

          (d) No event has occurred and is continuing which constitutes, and no condition exists which upon the consummation of the transaction contemplated hereby would constitute, a Default or an Event of Default on the part of any Borrower under the Credit Agreement.

     4. Conditions To Effectiveness. The effectiveness of this Amendment Agreement is subject to the conditions that the Agent shall have received four
(4) counterparts of this Amendment Agreement duly executed by each Borrower and each Lender.

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     5. Expenses. In accordance with Section 12.5 of the Agreement, the
Borrowers agree to pay all out-of-pocket expenses incurred by the Agent (including, without limitation, reasonable attorneys' fees and disbursements) in connection with the negotiation, preparation, execution and delivery of this Amendment Agreement.

     6. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other with respect to the subject matter of this Amendment Agreement. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except as provided in the Agreement.

     7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     8. Governing Law. This Amendment Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas.

     9. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     10. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     11. Credit Agreement. All references in any of the Loan Documents to the Agreement, or any other term defined to be the Agreement, shall mean the Agreement as amended hereby.

     12. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrowers, each of the Lenders and the Agent and their respective successors, assigns and legal representatives; provided, however, that no Borrower, without the prior consent of the Agent and each of the Lenders, may assign any rights, powers, duties or obligations hereunder.

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         IN WITNESS HEREOF, each of the undersigned have duly executed this instrument by their respective duly authorized officers as of the day and year first above written.

                                       BORROWERS:

                                       HEALTH CARE REIT, INC.
WITNESS:
                                       By:  ___________________________________

                                       Name:  _________________________________

                                       Title:  ________________________________


                                       PENNSYLVANIA BCC PROPERTIES, INC.
WITNESS:
                                       By:  ___________________________________

                                       Name:  _________________________________

                                       Title:  ________________________________


                                       HCN BCC HOLDINGS, INC. WITNESS:
WITNESS:
                                       By:  ___________________________________

                                       Name:  _________________________________

                                       Title:  ________________________________


                                       HCRI TEXAS PROPERTIES, LTD., a limited
                                       partnership, by its general partner:

                                             HEALTH CARE REIT, INC.
WITNESS:
                                       By:  ___________________________________

                                       Name:  _________________________________

                                       Title:  ________________________________


                                       BANK UNITED, as Agent for the Lenders

WITNESS:
                                       By:  ___________________________________

                                       Name:  _________________________________

                                       Title:  ________________________________



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                                       BANK UNITED, as. Lender

WITNESS:
                                       By:  ___________________________________
                                       Name:  _________________________________
                                       Title:  ________________________________


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                                    EXHIBIT D

                            Form of Borrowing Notice

To:  Bank United
     3200 Southwest Freeway, Ste. 2900
     Houston TX 77027-7528
     Attention: Mr. Will Roberson
     Telephone: (713) 543-7745
     Telefacsimile: (713) 5434162

     Reference is made to the Credit Agreement dated as of February 24, 1999 (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement") among Health Care REIT, Inc., a Delaware corporation ("HCN"), and certain Subsidiaries of HCN designated as Borrowers therein (HCN and such Subsidiaries being collectively referred to as the "Borrowers") the Lenders (as defined in the Agreement) and Bank United, as Agent for the Lenders ("Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

     The Borrowers, through their undersigned Authorized Representative, hereby give notice to the Agent that Loans of the type and amount set forth below be made on the date indicated:

Type of Loan                Interest          Aggregate
(check one)                 Period(1)         Amount(2)         Date of Loan(3)
------------                ---------         ---------         ---------------
Revolving Loan
Prime Rate Loan                N/A            _________         _______________

LIBOR Rate Loan             ________          _________         _______________

----------
(1)  For any LIBOR Rate Loan, one, two, three or six months.
(2)  Must be $3,000,000 or if greater an integral multiple of $500,000.
(3)  At least three (3) LIBOR Business Days later if a LIBOR Rate Loan.

     The Borrowers hereby request that the proceeds of Loans described in this Borrowing Notice be made available as follows:

Name of recipient (must be a Borrower):  _______________________________________

Transmittal Instructions:  _____________________________________________________


 -----------------------------------------------------------------------------

     The undersigned hereby certifies that:

     1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein;

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     2. All the representations and warranties set forth in Article VII of the
Agreement and in the Loan Documents (other dm those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the reference to the financial statements in Section 7.11(a) of the Agreement are to those financial statements most recently delivered to you pursuant to Section
8.1 of the Agreement (it being understood that any financial statements delivered pursuant to Section 8.1(b) have not been certified by independent public accountants); and

     3. A true and correct Borrowing Base Certificate dated as of the date hereof has been executed by the Borrowers and delivered to the Agent; and

     4. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full.

                                       HEALTH CARE REIT, INC.
                                       PENNSYLVANIA BCC PROPERTIES, INC.
                                       HCN BCC HOLDINGS, INC.
                                       HCRI TEXAS PROPERTIES, LTD.
                                       [OTHER BORROWERS]

                                       BY:  ____________________________________
                                                Authorized Representative


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                                    EXHIBIT E

                     Form of Interest Rate Selection Notice

To:  Bank United
     3200 Southwest Freeway, Ste. 2900
     Houston TX 77027-7528
     Attention: Mr. Will Roberson
     Telephone: (713) 543-7745
     Telefacsimile: (713) 543-4162

     Reference is made to the Credit Agreement dated as of February 24, 1999 (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement") among Health Care REIT, Inc., a Delaware corporation ("HCN"), and certain Subsidiaries of HCN designated as Borrowers therein (HCN and such Subsidiaries being collectively referred to as the "Borrowers") the Lenders (as defined in the Agreement) and Bank United, as Agent for the Lenders ("Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

     The Borrowers, through their Authorized Representative, hereby give notice to the Agent of the following selection of a type of Loan and Interest Period:


Type of Loan                 Interest          Aggregate
(check one)                  Period(1)         Amount(2)        Date of Loan(3)
--------------               ---------         ---------        ---------------
Revolving Loan
Prime Rate Loan                 N/A            _________        _______________

LIBOR Rate Loan              _________         _________        _______________

-------------
(1)   For any LIBOR Rate Loan, one, two, three or six months.
(2)   Must be $3,000,000 or if greater an integral multiple of $500,000.
(3)   At least three (3) LIBOR Business Days later if a LIBOR Rate Loan.


                                       HEALTH CARE REIT, INC.
                                       PENNSYLVANIA BCC PROPERTIES, MC.
                                       HCN BCC HOLDINGS, INC.
                                       HCRI TEXAS PROPERTIES, LTD.
                                       [OTHER BORROWERS]

                                       BY:  ____________________________________
                                                  Authorized Representative

                                       DATE:  __________________________________



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